J.P. Morgan Series Trust
J.P. Morgan California Bond Fund
Supplement dated July 27, 1998 to the Statement of Additional Information dated March 2, 1998:

Effective August 1, 1998, the second paragraph under "Shareholder Servicing" is replaced with the following:

     Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% for Select Shares and 0.10% for Institutional Shares. These rates are expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.